Exhibit 10.2

EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT dated as of February 15, 2012 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of December 6 , 2010 (as amended by Amendment No. 1 dated as of March 25, 2011, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”),the subsidiaries of the Borrower from time to time party thereto, the Lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

A. The Borrower has requested that the Persons set forth on Schedule 1 hereto (the “Incremental Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments (the “Incremental Revolving Credit Commitments”) to the Borrower in an aggregate amount of $65,000,000.

B. The Incremental Revolving Credit Lenders are willing to provide the Incremental Revolving Credit Commitments to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Revolving Credit Commitments. (a) Schedule 1 hereto sets forth the Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender as of the Effective Date (as defined below). The Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender shall be several and not joint.

(b) The Incremental Revolving Credit Commitments and the Incremental Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Revolving Credit Commitments and the Revolving Loans and other extensions of credit made thereunder, respectively. With effect from the Effective Date, the Incremental Revolving Credit Lenders shall constitute “Incremental Revolving Credit Lenders”, “Revolving Credit Lenders” and “Lenders”, the Incremental Revolving Credit Commitments shall constitute “Incremental Revolving Credit Commitments” and “Revolving Credit Commitments” and the loans made thereunder shall constitute “Incremental Revolving Loans” and “Revolving Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Incremental Revolving Credit Commitments, each Revolving Credit Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Incremental Revolving Credit Lender, and each such Incremental Revolving Credit

Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Credit Agreement in Letters of Credit and (y) participations under the Credit Agreement in Swingline Loans held by each Revolving Credit Lender (including each such Incremental Revolving Credit Lender) will equal such Lender’s Pro Rata Percentage and (ii) if, on the Effective Date, there are any Revolving Loans outstanding, such Revolving Loans shall, upon the effectiveness of the Incremental Revolving Credit Commitments, be prepaid from the proceeds of additional Revolving Loans made under the Credit Agreement (reflecting the increase in the Total Revolving Credit Commitment), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Revolving Credit Lender in accordance with Section 2.15 of the Credit Agreement.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party hereby represents and warrants to the Agent and each of the Incremental Revolving Credit Lenders that:

(a) This Agreement and the transactions contemplated hereby are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

(b) At the time of and immediately after giving effect to this Agreement and the transactions contemplated hereby, (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already modified or qualified by materiality in the text thereof and (ii) no Event of Default or Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Revolving Credit Lenders to provide the Incremental Revolving Credit Commitments are subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Effective Date”):

(a) The Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

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(b) The Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Closing Date.

(c) The Incremental Revolving Credit Lenders and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel), on or before the Effective Date.

(d) The representations and warranties set forth in Section 3 shall be true and correct, and the Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Financial Officer of the Borrower.

(e) The Borrower shall be in Pro Forma Compliance with the covenants set forth in Section 6.14 of the Credit Agreement, the Consolidated Secured Debt Ratio shall be no greater than 4.00 to 1.00, and the Agent shall have received a certificate to that effect (containing reasonably detailed calculations thereof) dated as of the Effective Date and executed by a Financial Officer of the Borrower.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Consent and Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Collateral Agreement and each of the other Collateral Documents continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Incremental Revolving Credit Commitments and the extensions of credit thereunder.

SECTION 6. Loan Documents. This Agreement shall constitute a “Loan Document” and an “Incremental Revolving Credit Assumption Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

SECTION 8. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

TRANSDIGM INC.

by

/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by

/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

DUKES AEROSPACE, INC.

AIRCRAFT PARTS CORPORATION

CDA INTERCORP LLC

AVTECH CORPORATION

BRUCE INDUSTRIES, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES, INCORPORATED

SCHNELLER HOLDINGS LLC SCHNELLER INTERNATIONAL SALES CORP. SCHNELLER LLC

by

/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent and Lender,

by

/s/ Robert Hetu
Name: Robert Hetu Title: Managing Director

by

/s/ Kevin Buddhdew
Name: Kevin Buddhdew Title: Associate

CIT BANK

by

/s/ Dan Burnett
Name: Dan Burnett Title: Director

RBS CITIZENS, N.A.

by

/s/ Joshua Botnick
Name: Joshua Botnick Title: Vice President

ROYAL BANK OF CANADA

by

/s/ Richard C. Smith
Name: Richards C. Smith Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION

by

/s/ Shuji Yabe
Name: Shuji Yabe Title: Managing Director

SCHEDULE 1

Revolving Commitments

Incremental Revolving Credit Lender	Incremental Revolving Credit Commitment
Royal Bank of Canada	$35,000,000
RBS Citizens, N.A.	$15,000,000
Credit Suisse AG, Cayman Islands Branch	$5,500,000
Sumitomo Mitsui Banking Corporation	$5,000,000
CIT Bank	$4,500,000
TOTAL	$65,000,000